=============================================




                               [GRAPHIC OMITTED]

                                    SHEPHERD
                                     STREET
                                     EQUITY
                                      FUND






                 =============================================


                        THE SHEPHERD STREET FUNDS, INC.
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2002

THE SHEPHERD STREET EQUITY FUND                                 OCTOBER 22, 2002
================================================================================

                                                                        SHEPHERD
                                                                         STREET
                                                                         EQUITY
                                                                          FUND
Dear Shareholder:

On September 30, 2002, the Shepherd Street Equity Fund completed its fourth year of investment activity. Last year I reported to you that the Fund had posted a cumulative return of 17.97% and an average annual return of 5.66%. The declines in the equity markets have continued to affect the net asset value of the fund, reducing the cumulative return to 1.90%. By comparison, the Standard and Poor 500 index has posted a cumulative return of -12.90% over the same period.

The last severe bear market, 1973-74, lasted for 651 days, during which time the Standard and Poor's 500 Index declined 48.2%. The current bear market of 2000-02 has lasted for 929 days with the market declining over 49.1%. The only time in history that the market has showed worse returns for a longer period is during the Great Depression (1929-32). Although the current decline in prices has had an overall negative affect on the value of the Fund, it has also allowed us the opportunity to invest in new positions and increase our holdings in some excellent companies.

The Fund continues to be weighted towards financial and healthcare stocks. The financial industry has proven to be resilient in these tough economic times and has acted as a buoy for the Fund. In terms of growth, we believe that the healthcare industry in particular is set for dynamic growth. Scientific advances such as mapping the human genome have given pharmaceutical and biotechnology companies a new direction. We believe that the medicines currently in development represent a new frontier in medicine and an excellent opportunity for investment. The Fund has also branched out into the waste disposal industry. One of the new holdings in the fund is Waste Management. Waste Management is a leader in the waste disposal industry. Waste Management has completely overhauled its business model and achieved improved efficiency in its operations. Also, Waste Management has an excellent cash flow and has dedicated 1 billion dollars annually towards a stock repurchase plan over the next three years.

We remain enthusiastic about the upcoming year of the Fund. History has taught us that after most bear markets there is a significant jump in annual returns. Since the great depression, the Standard and Poor's 500 Index had a positive return of 53.9%. After the downturn in 1939-41, the market rebounded 20.3% in 1942. After the declines in 1973-74, the market gained 37.2% in 1975. With interest rates low, real gross domestic product growing, and improving employment rates, we believe the market is set to rebound. Although we do not believe we are headed towards a bull market similar to the late 1990s, we do foresee stocks yielding positive returns.

Finally, we would like to inform you of a recent addition to the Shepherd Street Funds website. All account holders now have access to their Shepherd Street accounts via the website. Shareholders are able to view balances, pricing information, and transaction activity. We hope that the website access is one more way that we can serve your needs.

Thank you for your investment in the Fund. We pledge to continue our efforts to grow your investment.

                                              Sincerely yours,

                                              /s/ David B. Rea

                                              David B. Rea, President,
                                              The Shepherd Street Funds

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
SHEPHERD STREET EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

         Shepherd Street Equity Fund                                   S&P 500 Index
         ---------------------------                                   -------------
     10/1/1998                   10,000                  10/1/1998                   10,000
    12/31/1998      20.40%       12,040                 12/31/1998      25.06%       12,506
     3/31/1999       0.33%       12,080                  3/31/1999       4.98%       13,129
     6/30/1999      13.66%       13,730                  6/30/1999       7.05%       14,055
     9/30/1999      -6.48%       12,840                  9/30/1999      -6.24%       13,177
    12/31/1999      12.15%       14,400                 12/31/1999      14.88%       15,138
     3/31/2000       4.75%       15,085                  3/31/2000       2.29%       15,485
     6/30/2000      -0.20%       15,054                  6/30/2000      -2.66%       15,073
     9/30/2000       0.07%       15,064                  9/30/2000      -0.97%       14,927
    12/31/2000      -4.68%       14,359                 12/31/2000      -7.82%       13,759
     3/31/2001      -8.87%       13,085                  3/31/2001     -11.86%       12,128
     6/30/2001      11.03%       14,529                  6/30/2001       5.85%       12,837
     9/30/2001     -18.80%       11,797                  9/30/2001     -14.68%       10,953
    12/31/2001      18.70%       14,004                 12/31/2001      10.71%       12,126
     3/31/2002      -4.95%       13,310                  3/31/2002       0.27%       12,159
     6/30/2002      -9.31%       12,071                  6/30/2002     -13.40%       10,530
     9/30/2002     -15.58%       10,190                  9/30/2002     -17.28%        8,710



----------------------------------------------
     Shepherd Street Equity Fund
     Average Annual Total Returns
(for periods ended September 30, 2002)

   1 Year           Since Inception*
   ------           ---------------
  -13.62%               0.47%
----------------------------------------------

Past performance is not predictive of future performance.

* Initial public offering of shares was October 2, 1998.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002
                                                                         MARKET
       SHARES                                                             VALUE
       ------                                                             -----
                 COMMON STOCKS-- 98.1%
                 CONSUMER DISCRETIONARY - 15.3%
       19,000    AOL Time Warner, Inc. (a) ........................    $ 222,300
       25,000    Clayton Homes, Inc. ..............................      274,500
       95,650    Frisby Technologies, Inc. (a) ....................       52,607
       41,000    Liberty Media Corporation (a) ....................      294,380
       11,000    Lowe's Companies, Inc. ...........................      455,400
       10,600    Tribune Company ..................................      443,186
                                                                       ---------
                                                                       1,742,373
                                                                       ---------
                 CONSUMER STAPLES -- 10.5%
       15,000    Kroger Company (The) (a) .........................      211,500
       13,675    PepsiCo, Inc. ....................................      505,291
       16,750    SYSCO Corporation ................................      475,533
                                                                       ---------
                                                                       1,192,324
                                                                       ---------
                 FINANCIALS -- 30.8%
            8    Berkshire Hathaway, Inc. - Class A (a) ...........      591,200
       16,000    Capital One Financial Corporation ................      558,720
       15,333    Citigroup, Inc. ..................................      454,623
       30,000    Pinnacle Financial Partners, Inc. (a) ............      335,700
       19,100    Southern Financial Bank Corporation ..............      553,327
          662    Travelers Property Casualty Corporation - Class A (a)     8,738
        1,361    Travelers Property Casualty Corporation - Class B (a)    18,414
       14,800    Triad Guaranty, Inc. (a) .........................      515,336
       15,000    Washington Mutual, Inc. ..........................      472,050
                                                                       ---------
                                                                       3,508,108
                                                                       ---------
                 HEALTH CARE -- 19.8%
        6,400    Cardinal Health, Inc. ............................      398,080
       30,000    Given Imaging Ltd. (a) ...........................      297,300
       10,000    Guidant Corporation (a) ..........................      323,100
        8,000    Johnson & Johnson ................................      432,640
        7,050    Merck & Company, Inc. ............................      322,256
       11,000    Pfizer, Inc. .....................................      319,220
       34,000    PharmaNetics, Inc. (a) ...........................      166,260
                                                                       ---------
                                                                       2,258,856
                                                                       ---------
                 INDUSTRIALS - 10.4%
       17,000    General Electric Company .........................      419,050
       25,000    ServiceMaster Company (The) ......................      271,250
       21,000    Waste Management, Inc. ...........................      489,720
                                                                       ---------
                                                                       1,180,020
                                                                       ---------

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002
                                                                         MARKET
       SHARES                                                            VALUE
       ------                                                            -----
                 COMMON STOCKS -- 98.1% (CONTINUED)
                 INFORMATION TECHNOLOGY -- 8.2%
       23,500    Intel Corporation ................................     $326,415
       13,950    Microsoft Corporation (a) ........................      609,476
                                                                       ---------
                                                                         935,891
                                                                       ---------

                 TELECOMMUNICATION SERVICES-- 3.1%
       27,000    Nokia Oyj ........................................      357,750
                                                                       ---------

                 TOTAL COMMON STOCKS (Cost $13,163,318)              $11,175,322
                                                                      ----------

                 MONEY MARKET SECURITIES - 2.0%
       223,671   First American Treasury Obligation Fund - Class S
                  (Cost $223,671)..................................  $   223,671
                                                                       ---------

                 TOTAL INVESTMENTS AT VALUE--
                  100.1% (Cost $13,386,989)........................  $11,398,993

                 LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)...    ( 13,808)
                                                                       ---------

                 NET ASSETS - 100.0%...............................  $11,385,185
                                                                      ==========


(a) Non-income producing security.











                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002


ASSETS
Investments in securities:
 At acquisition cost .............................................. $13,386,989
                                                                    ===========
 At market value (Note 1) ......................................... $11,398,993
Receivable for capital shares sold ...............................        3,000
Dividends receivable .............................................        6,142
                                                                    -----------
      TOTAL ASSETS ...............................................   11,408,135
                                                                    -----------

LIABILITIES
 Payable for capital shares redeemed .............................       14,994
 Due to Advisor (Note 3) .........................................        5,485
 Accrued distribution fees (Note 3) ..............................        2,471
                                                                    -----------
      TOTAL LIABILITIES ..........................................       22,950
                                                                    -----------
NET ASSETS ........................................................ $11,385,185
                                                                    ===========

Net assets consist of:
 Common stock (500,000,000 shares ($.0001 par value)
   authorized, 1,173,986 shares outstanding) ......................$        117
 Additional paid-in capital ......................................   15,063,826
 Accumulated net realized losses from security transactions ......   (1,690,762)
 Net unrealized depreciation on investments ......................   (1,987,996)
                                                                    -----------
Net assets ........................................................$ 11,385,185
                                                                    ===========

Shares of common stock outstanding ...............................    1,173,986
                                                                    ===========
Net asset value and offering price per share(a) ...................$       9.70
                                                                    ===========


(a) Redemption price varies based on length of time held (Note 1).



                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME
Dividends ........................................................  $   103,892
                                                                    -----------
EXPENSES
 Investment advisory fees (Note 3) ...............................       51,037
 Service fees (Note 3) ...........................................       63,796
 Distribution fees (Note 3) ......................................       31,898
                                                                    -----------
      TOTAL EXPENSES .............................................      146,731
                                                                    -----------
NET INVESTMENT LOSS ..............................................      (42,839)
                                                                    -----------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
 Net realized losses from security transactions ..................     (715,800)
 Net change in unrealized appreciation/depreciation on investments   (1,284,617)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ................   (2,000,417)
                                                                    -----------

NET DECREASE IN NET ASSETS FROM OPERATIONS ........................$ (2,043,256)
                                                                    ===========



                See accompanying notes to financial statements.


THE SHEPHERD STREET EQUITY FUND
------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR      FOR THE YEAR
                                                               ENDED             ENDED
                                                           SEPTEMBER 30,     SEPTEMBER 30,
                                                               2002              2001
                                                           ------------      ------------
FROM OPERATIONS
 Net investment loss ...................................   $  (42,839)         $  (39,260)
 Net realized losses from security transactions ........     (715,800)           (880,032)
 Net change in unrealized appreciation/depreciation
  on investments .......................................   (1,284,617)         (1,684,175)
                                                           ----------          ----------
Net decrease in net assets from operations .............   (2,043,256)         (2,603,467)
                                                           ----------          ----------

DISTRIBUTIONS TO SHAREHOLDERS
 From net realized gains on investments ................         --              (367,794)
                                                           ----------          ----------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold .............................    3,918,910           3,919,033
 Net asset value of shares issued in
  reinvestment of distributions to shareholders ........         --               367,794
 Payment for shares redeeemed ..........................   (1,060,598)           (403,262)
                                                           ----------          ----------
Net increase in net assets from capital share
 transactions...........................................    2,858,312           3,883,565
                                                           ----------          ----------


TOTAL INCREASE IN NET ASSETS ...........................      815,056             912,304

NET ASSETS
 Beginning of year .....................................   10,570,129           9,657,825
                                                           ----------          ----------
 End of year ...........................................  $11,385,185         $10,570,129
                                                           ==========          ==========


CAPITAL SHARE ACTIVITY
 Sold ..................................................      320,405             292,235
 Reinvested ............................................         --                26,295
 Redeemed ..............................................      (87,874)            (29,402)
                                                           ----------          ----------
 Net increase in shares outstanding ....................      232,531             289,128
 Shares outstanding at beginning of year ...............      941,455             652,327
                                                           ----------          ----------
 Shares outstanding at end of year .....................    1,173,986             941,455
                                                           ==========          ==========





                See accompanying notes to financial statements.


THE SHEPHERD STREET EQUITY FUND
-------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                        FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE PERIOD
                                                            ENDED          ENDED         ENDED          ENDED
                                                        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                            2002            2001           2000          1999(a)
                                                        ------------   ------------   ------------  -------------
Net asset value at beginning of period ...........       $  11.23      $   14.81      $   12.84      $   10.00
                                                         --------      ---------      ---------      ---------

Income (loss) from investment operations:
 Net investment income (loss) ....................          (0.04)         (0.04)         (0.04)          0.01
 Net realized and unrealized gains
  (losses) on investments ........................          (1.49)         (3.08)          2.26           2.83
                                                         --------      ---------      ---------      ---------
Total from investment operations .................          (1.53)         (3.12)          2.22           2.84
                                                         --------      ---------      ---------      ---------

Less distributions:
 Dividends from net investment income ............           --             --            (0.01)          --
 Distributions from net realized gains ...........           --            (0.46)         (0.24)          --
                                                         --------      ---------      ---------      ---------
Total distributions ..............................           --            (0.46)         (0.25)          --
                                                         --------      ---------      ---------      ---------

Net asset value at end of period .................       $   9.70      $   11.23      $   14.81      $   12.84
                                                         ========      =========      =========      =========

Total return .....................................         (13.62%)       (21.69%)        17.32%         28.40%

Net assets at end of period (000's) ..............       $ 11,385      $  10,570      $   9,658      $   5,707
Ratio of expenses to average net assets ..........           1.15%          1.16%          1.25%          1.25%(b)
Ratio of net investment income (loss)
 to average net assets ...........................          (0.33%)        (0.36%)        (0.37%)         0.10%(b)
Portfolio turnover rate ..........................             65%            68%            73%            28%(b)

(a) Represents the period from the commencement of operations  (October 2, 1998) through September 30, 1999.
(b) Annualized.




                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Shepherd Street Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on July 16, 1998, and currently offers one series of shares, the Shepherd Street Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940. The Fund's investment strategy is to emphasize growth of capital. The Fund's registration statement became effective with the Securities and Exchange Commission on October 1, 1998 and the Fund commenced operations on October 2, 1998.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 0.5% if redeemed within six months of the date of purchase.

Security transactions and investment income -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. The tax character of distributions paid during the year ended September 30, 2001 was ordinary income. There were no distributions during the year ended September 30, 2002.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

For the year ended September 30, 2002, the Fund reclassified its net investment loss of $42,839 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

The tax character of distributable earnings at September 30, 2002 was as follows:


          Capital                                           Total
           Loss          Other         Unrealized        Distributable
       Carryforwards    Losses        Depreciation          Earnings
       ----------------------------------------------------------------
        $ (842,630)   $ (750,315)     $ (2,085,813)      $ (3,678,758)


The following information is based upon the federal income tax cost of investment securities of $13,484,806 as of September 30, 2002:

--------------------------------------------------------------------------------
Gross unrealized appreciation ................................  $   1,092,580
Gross unrealized depreciation ................................     (3,178,393)
                                                                  -----------
Net unrealized depreciation ..................................  $  (2,085,813)
                                                                  ===========
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

As of September 30, 2002, the Fund had capital loss carryforwards for federal income tax purposes of $842,630, of which $262,251 expire on September 30, 2009 and $580,379 expire on September 30, 2010. In addition, the Fund had net realized capital losses of $750,315 during the period November 1, 2001 through September 30, 2002, which are treated for federal income tax purposes as arising during the Fund's tax-year ending September 30, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2. INVESTMENT TRANSACTIONS

During the year ended September 30, 2002, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, amounted to $10,973,906 and $8,087,860, respectively.

3. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Advisory Agreement with Salem Investment Counselors, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. For the year ended September 30, 2002, the Advisor received fees of $51,037 under the Advisory Agreement.

The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. For the year ended September 30, 2002, the Advisor received fees of $63,796 under the Servicing Agreement.

The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 0.90%. The only other expenses incurred by the Fund are distribution expenses, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

The Fund and the Advisor are parties to mutual fund services agreements with Ultimus Fund Solutions, LLC ("Ultimus"), under which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Fund).

The Fund and the Advisor are parties to a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), under which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund.

The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to result in the sale or retention of Fund shares. Under the Plan, the Advisor is reimbursed for distribution-related expenditures made pursuant to the Plan at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended September 30, 2002, the Advisor received payments from the Fund of $31,898.

Certain directors and officers of the Fund are directors and officers of the Advisor or of Ultimus.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of The Shepherd Street Funds, Inc.
Winston-Salem, North Carolina

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, as of September 30, 2002, of The Shepherd Street Funds, Inc. (consisting of The Shepherd Street Equity Fund) and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period October 2, 1998 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of The Shepherd Street Equity Fund as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period October 2, 1998 to September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker


Philadelphia, Pennsylvania
October 24, 2002

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS (UNAUDITED)

Overall responsibility for management of the Company rests with the Board of Directors. The Directors serve during the lifetime of the Company and until its termination, or until death, resignation, retirement or removal. The Directors, in turn, elect the officers of the Company to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following table provides information regarding each Director and executive officer of the
Company:


                                                                                                          NUMBER OF
                                                                                                       PORTFOLIOS IN      OTHER
                                LENGTH OF        POSITION(S) HELD    PRINCIPAL OCCUPATION(S) DURING     FUND COMPLEX   DIRECTORSHIPS
NAME, ADDRESS AND AGE           TIME SERVED      WITH COMPANY        PAST 5 YEARS AND DIRECTORSHIPS     OVERSEEN BY     HELD BY A
                                                                          OF PUBLIC COMPANIES             DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
*David B. Rea (age 47)           Since              President/        Investment Counselor with               1             0
480 Shepherd Street              Sept. 1998         Director          Salem Investment
Winston-Salem, NC 27114                                               Counselors, Inc.

*William R. Watson (age 61)      Since              Director          Investment Counselor with               1             0
480 Shepherd Street              Sept. 1998                           Salem Investment Counselors,
Winston-Salem, NC 27114                                               Inc.

*Ralph M. Stockton, Jr. (age 75) Since              Director          Attorney; partner of Kilpatrick         1             0
1001 West Fourth Street          Sept. 1998                           Stockton, LLP, counsel to the
Winston-Salem, NC 27101                                               Company

INDEPENDENT DIRECTORS:

James T. Broyhill (age 75) **    Since              Director          Retired.  Former U.S.                   1             0
1930 Virginia Road               Sept. 1998                           Congressman; former Secretary
Winston-Salem, NC 27104                                               of North Carolina Department of
                                                                      Economic and Community
                                                                      Development; Director of BMC
                                                                      Fund Inc., a closed-end
                                                                      management investment
                                                                      company

J. Paul Breitbach (age 64)       Since              Director          Retired. Prior to January 2002,         1             0
320 Buckingham Road              May 2002                             Executive Vice President of
Winston-Salem, NC 27104                                               Krispy Kreme Doughnut
                                                                      Corporation

James L. Hilmer (age 57)         Since              Director          Marketing consultant                    1             0
621 Idlewyld Drive               May 2002
Fort Lauderdale, FL 33301

James G. Hanes III (age 58)      Since              Director          Serves on a number of                   1             0
3920 Beechridge Road             July 2002                            community boards and is
Winston-Salem, NC 27106                                               involved in numerous
                                                                      philanthropic causes; farmer in
                                                                      southern Virginia


THE SHEPHERD STREET EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS (UNAUDITED)
(CONTINUED)
                                                                                                          NUMBER OF
                                                                                                       PORTFOLIOS IN      OTHER
                                LENGTH OF        POSITION(S) HELD    PRINCIPAL OCCUPATION(S) DURING     FUND COMPLEX   DIRECTORSHIPS
NAME, ADDRESS AND AGE           TIME SERVED      WITH COMPANY        PAST 5 YEARS AND DIRECTORSHIPS     OVERSEEN BY     HELD BY A
                                                                          OF PUBLIC COMPANIES             DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:

Robert T. Beach (age 56) **      Since              Vice President    Investment Counselor with Salem         1             0
480 Shepherd Street              Sept. 1998                           Investment Counselors, Inc.
Winston-Salem, NC 27114

Dale M. Brown (age 49)           Since              Vice President    Investment Counselor with Salem         1             0
480 Shepherd Street              Sept. 1998                           Investment Counselors, Inc.
Winston-Salem, NC 27114

Jeffrey C. Howard (age 48)       Since              Secretary and     Investment Counselor with Salem         1             0
480 Shepherd Street              Sept. 1998         Treasurer         Investment Counselors, Inc.
Winston-Salem, NC 27114


*    David B. Rea and William R. Watson, as affiliated persons of the Adviser, are "interested  persons" of the Company within the meaning of Section 2(a)(19) of the Investment Company Act. Ralph M. Stockton, Jr., as a partner of Kilpatrick  Stockton  LLP, legal counsel to  the Company, is also an "interested  person" of the Company within the  meaning of Section 2(a)(19) of the
     Investment Company Act.

**   James T. Broyhill is the father-in-law of Robert T. Beach.


Additional information about members of the Board of Directors and executive officers is available in the Statement of Additional
Information (SAI).  To obtain a free copy of the SAI, please call 1-888-575-4800.

THE SHEPHERD STREET EQUITY FUND
-------------------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
JULY 25, 2002

On July 25, 2002, the Annual Meeting of Stockholders of the Fund was held (1) to elect seven Directors, (2) to approve or disapprove the elimination of two of the Fund's fundamental investment restrictions and (3) to ratify the selection of Tait, Weller & Baker as the Fund's independent public accountants. The total number of shares of the Company present in person or by proxy represented 73.04% of the shares entitled to vote at the meeting. All nominees for Director were elected, the fundamental investment restrictions were eliminated and Tait, Weller & Baker was ratified as independent public accountants.

The results of the voting to elect the nominees for Director were as follows:

         -----------------------------------------------------------------------
                                                      Number of Shares
                                                      ----------------
         Nominee                            Affirmative       Withhold Authority
         -----------------------------------------------------------------------
         David B. Rea                         819,831                 -
         William R. Watson                    819,831                 -
         James T. Broyhill                    819,831                 -
         James G. Hanes, III                  819,831                 -
         Ralph M. Stockton, Jr.               817,384               2,447
         J. Paul Breitbach                    819,831                 -
         James L. Hilmer                      819,831                 -

The results of the voting for or against the approval of eliminating the fundamental investment restriction regarding securities issued by a company for which an affiliated person of the Fund's investment adviser serves as an officer or director were as follows:

         -----------------------------------------------------------------------
                                   Number of Shares
         -----------------------------------------------------------------------
            For             Against          Abstain          Broker Non-votes
         -----------------------------------------------------------------------
          785,807           16,771             --                 17,253
         -----------------------------------------------------------------------

The results of the voting for or against the approval of eliminating the fundamental investment restriction regarding warrants on securities were as follows:

         -----------------------------------------------------------------------
                                   Number of Shares
         -----------------------------------------------------------------------
            For             Against          Abstain          Broker Non-votes
         -----------------------------------------------------------------------
          786,766           15,646            166                 17,253
         -----------------------------------------------------------------------

The results of the voting for or against the ratification of Tait, Weller & Baker as independent public accountants were as follows:

                ----------------------------------------------------
                                   Number of Shares
                ----------------------------------------------------
                      For             Against          Abstain
                ----------------------------------------------------
                    819,831              --               --
                ----------------------------------------------------

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

                              INVESTMENT ADVISER:
                       Salem Investment Counselors, Inc.
                              480 Shepherd Street
                      Winston-Salem, North Carolina 27103

                             SHAREHOLDER SERVICES:
                          Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246
                                 1-888-575-4800

                                 LEGAL COUNSEL:
                            Kilpatrick Stockton LLP
                              3737 Glenwood Avenue
                                   Suite 400
                               Raleigh, NC 27612

                              INDEPENDENT AUDITORS
                              Tait, Weller & Baker
                         1818 Market Street, Suite 2400
                             Philadelphia, PA 19103